EXHIBIT 99.1

NEWS RELEASE

MORGAN CREEK ENTERS INTO SHARE EXCHANGE AGREEMENT
TO ACQUIRE GLOB MEDIA INC.

DALLAS, TEXAS – PR NEWSWIRE - May 23, 2012 – Morgan Creek Energy Corp. (the “Company”, “Morgan Creek”) (SYMBOL MCKE-OTCBB, M6C1-Frankfurt) announces that it has entered into a share exchange agreement, dated May 14, 2012 (the “Agreement”), with Glob Media Works Inc. (“Glob Media”), a Washington company, and all of the shareholders of Glob Media (each a “Vendor” and collectively, the “Vendors”), pursuant to which the Company expects to acquire the rights, on or before June 15, 2012, of a 100% interest in and to, the business operations and intellectual property rights to its internet cloud based software application related to online search and social media developed by Glob Media.

Pursuant to the Agreement, the Vendors have agreed to sell, and the Company has agreed to acquire, all of the issued and outstanding shares of Glob Media (collectively, the “Purchased Shares”). The total purchase price for the Purchased Shares is 9,075,734 restricted shares of common stock of the Company, to be delivered to the Vendors on a pro rata basis in accordance with each Vendor’s percentage ownership in Glob Media.

The closing of the Agreement is subject to the satisfaction of conditions precedent to closing as set forth in the Agreement, including, but not limited to: (i) the Company, Glob Media and the Vendors having obtained all authorizations, approvals or waivers that may be necessary or desirable in connection with the transactions contemplated by the Agreement; (ii) the Company, Glob Media and the Vendors shall have complied with all warranties, representations, covenants and agreements therein agreed to be performed or caused to be performed on or before the closing date; (iii) no action or proceeding in law or in equity shall be pending or threatened by any person, company, firm, governmental authority, regulatory body or agency to enjoin or prohibit any of the transactions contemplated by the Agreement; (iv) completion by each of the Company and Glob Media of an initial due diligence and operations review of the other’s respective businesses and operations; (v) no material loss or destruction of or damage to the Company or Glob Media shall have occurred; and (vi) the board of directors of the Company and Glob Media ratifying the terms and conditions of the Agreement.

The securities of the Company to be issued to the Vendors upon the closing of the Agreement will not be registered under the Securities Act of 1933, as amended, or under the securities laws of any state in the United States, and will be issued in reliance upon an exemption from registration under the Securities Act of 1933. The securities may not be offered or sold in the United States absent registration under the Securities Act of 1933 or an applicable exemption from such registration requirements.

About Glob Media

Glob Media’s primary business is a social search destination called Taglike.me or Taglikeme.com (“Taglikeme”), which is an Internet services platform that combines the most commonly used functions of search and social media interaction in one destination. Taglikeme allows individuals to search the Internet by using the top two search engines of Bing™ and Google™ in addition to viewing related activities from popular social media based sites such as Facebook™, YouTube™, Twitter™ and Wikipedia ™ with regard to their search inquiry. In addition, Taglikeme gives the opportunity of searchers to connect and chat with others worldwide that might be searching similar topics as them. This adds a much-needed human element to search and online social interaction. Taglikeme is ideal for any online pedestrian or seasoned researcher that conducts significant search activities for personal or organization based interests.

The site has also incorporated sophisticated search refinement and semantic recommendation functions further allowing searchers to perform search inquiries more accurately and efficiently. In addition, the unique design of the site gives anyone the ability to preview a live snap shot of any web site, including images or videos, within their search results and users can simply drag and drop those results to their tagboards for later use, project organization or sharing. Taglikeme has given users the ability to sort, organize and collaborate their search results in a very simplified manner. For example, to email search results to other people or post them to your favorite social network, you  simply drag and drop those results to your email or share box and designate their destination with a simple function. Users can also create projects assembling their collection of web information or media; collaborate with others in public or private groups; and respond to active collaborations or discussions using rich media content, not just text comments.

For further information see: www.morgancreekenergy.com

Symbol: OTCBB – MCKE; Frankfurt/Berlin Symbol – M6C1, WKN No.: A0QYTM; ISIN: 61732R 206

Contact North America: Investor Relations
Tel.: 214-800-2851

SAFE HARBOR STATEMENT

THIS NEWS RELEASE CONTAINS “FORWARD-LOOKING STATEMENTS”, AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS “ESTIMATE,” “ANTICIPATE,” “BELIEVE,” “PLAN” OR “EXPECT” OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS.  RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH PROPERTY DEVELOPMENT AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-KSB AND ON FORM 10-QSB AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY.  OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY’S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES.  THERE CAN BE NO ASSURANCE THAT THE COMPANY’S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS.  THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS.  ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY’S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS.  EACH OF THE NASD, THE SEC AND THE OTCBB NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE.  THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.